                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  Robert R. Galvin,  Chief  Financial  Officer of NuCO2 Inc., a
Florida  corporation  (the  "Company"),  does hereby certify,  to his knowledge, that:

The Quarterly  Report on Form 10-Q for the fiscal  quarter  ended  September 30,
2004 of the Company (the  "Report")  fully  complies  with the  requirements  of section  13(a)  or  15(d)  of the  Securities  Exchange  Act of  1934,  and  the
information  contained in the Report fairly presents,  in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Robert R. Galvin
                                         --------------------
                                         Robert R. Galvin
                                         Chief Financial Officer
                                         November 9, 2004